EXHIBIT 10.3

[FORM OF FACE OF SECURITY]

8.75% Senior Convertible Note due 2012

No. 1	$175,000,000
CUSIP No. 161420AB0

CHARYS HOLDING COMPANY, INC.

promises to pay to — Cede & Co. —

or registered assigns,

the principal sum of $175,000,000 on February 16, 2012.

Interest Payment Dates:  May 16, August 16, November 16 and February 16.

Record Dates:  May 1, August 1, November 1 and February 1.

Dated : February 16, 2007

CHARYS HOLDING COMPANY, INC.

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

Trustee’s Certificate of Authentication

Dated: February 16, 2007

This is one of the Global

Securities referred to in the

within-mentioned Indenture:

THE BANK OF NEW YORK CORPORATE

TRUST COMPANY, N.A., as Trustee

By:	/s/ Karen Z. Kelly
(Authorized Signatory)

FORM OF LEGEND FOR GLOBAL SECURITY

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE.

Additional provisions of this Security are set forth on the other side of this Security.

FORM OF PRIVATE PLACEMENT LEGEND

THIS SECURITY, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY  AND THE GUARANTEE ATTACHED TO THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR THAT IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THIS SECURITY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND (3) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR THAT IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(C) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE SECURITIES LAWS.

[FORM OF REVERSE SIDE OF SECURITY]

CHARYS HOLDING COMPANY, INC.

8.75% SENIOR CONVERTIBLE NOTE DUE FEBRUARY 16, 2012

1.                                      Interest.

Charys Holding Company, Inc., a Delaware corporation (the “Company”), which term shall include any successor corporation under the Indenture (as defined below), for value received, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest, payable quarterly in arrears, on May 16, August 16, November 16 and February 16 of each year, with the first payment to be made on May 16, 2007. Interest on the Securities will accrue on the principal amount from February 16, 2007.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.  All references to interest accrued or payable as of any date shall, without duplication, be deemed to include any Additional Interest (as defined and payable pursuant to the Registration Rights Agreement, dated February 16, 2007, by and between the Company and the initial purchaser named therein (the “Registration Rights Agreement”).

2.                                      Maturity.

The Securities will mature on February 16, 2012 (the “Maturity Date”).

3.                                      Method Of Payment.

Except as provided in the Indenture, the Company will pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect the principal amount, Redemption Price or Repurchase Price of the Securities, plus, if applicable, accrued and unpaid interest, if any, or any Make-Whole Payment, if applicable, payable as herein provided upon Redemption or Repurchase at Holder’s Option, as the case may be (provided, that Holders that have converted Securities that have been called for a Provisional Redemption subsequent to the date of such call, and Holders that have converted Securities subsequent to the date of a Right of Repurchase Notice, shall be entitled to receive the Make-Whole Payment, as applicable, in accordance with the terms of the Indenture without any such surrender). The Company will pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (a) in the case this Security is in global form, by wire transfer of immediately available funds to the account specified by the Holder hereof, and (b) in the case this Security is held in other than global form, by wire transfer of immediately available funds to the account specified by the Holder hereof or, if no such account is specified, by mailing a check to such Holder’s address shown in the register of the Registrar.  Any payments which may be made by the Company by delivery of shares of Common Stock pursuant to the Indenture shall be made in accordance with the terms of the Indenture.

4.                                      Paying Agent, Registrar, Conversion Agent.

Initially, The Bank of New York Corporate Trust Company, N.A. (the “Trustee”), will act as Paying Agent, Registrar and Conversion Agent. The Company and the Guarantors may change any Paying Agent, Registrar or Conversion Agent without notice.

5.                                      Indenture.

The Company issued the Securities under an Indenture, dated as of February 16, 2007 (the “Indenture”), by and among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended and in effect from time to time (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured senior obligations of the

Company which are fully and unconditionally guaranteed by the Guarantors and which may be issued up to an aggregate principal amount of $195,500,000 as provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein without definition and which are defined in the Indenture have the meanings assigned to them in the Indenture.

6.                                      Provisional Redemption.

Prior to March 8, 2009, the Securities are not redeemable.  Thereafter, the Company shall have the right, at its option, at any time, and from time to time, on or after the dates set forth below (any date selected by the Company in accordance with the terms of this PARAGRAPH 6 and the Indenture, a “Redemption Date”), to redeem (a “Provisional Redemption”) up to the corresponding percentage of the Securities set forth below, in any case, at the Redemption Price (as defined below), plus the Make-Whole Payment (as defined below):

Date	Percentage of Securities
March 8, 2009	25%
March 8, 2010	50% (including any previously redeemed Securities)
March 8, 2011	100% (including any previously redeemed Securities)

; provided, that, the Company may not exercise such redemption right unless: (a) the Volume Weighted Average Price for at least 20 Trading Days in the 30 consecutive Trading Day period ending on and including the Trading Day immediately preceding the date of mailing of the notice of Provisional Redemption as provided in SECTION 3.4 of the Indenture (the “Notice Date”), exceeds 200% of the Conversion Price in effect on such Notice Date; (b) a registration statement covering the shares of Common Stock underlying the Securities called for redemption is effective and available for use for the 90-day period following the Redemption Date, unless registration of such shares of Common Stock is not required under the Securities Act and applicable state securities laws; and (c) no continuing Default or Event of Default exists that has not been cured or waived in accordance herewith on or before such Redemption Date and; provided, further, that, Holders of Securities who are subject to the 10% Maximum Percentage may, by notice to the Company at least 10 days prior to the scheduled Redemption Date, extend the Redemption Date with respect to the portion of their respective Securities that have been called for redemption the conversion of which is prohibited by the 10% Maximum Percentage, until the later of (i) the 70th day after the Redemption Date, and (ii) the 61st day after the Company publicly discloses the number of outstanding shares of Common Stock after the Redemption Date.  With respect to a Security subject to a Provisional Redemption, the following terms have the following meanings:

“Redemption Price” means an amount equal to 100% of the then outstanding principal amount of such Security, plus accrued and unpaid interest (including Additional Interest), if any, through the applicable Redemption Date.

“Make-Whole Payment” means an amount equal to 50% of the “present value” of all remaining scheduled interest payments on such Security from, and including, the applicable Redemption Date through the Maturity Date.  For purposes hereof, the “present value” will be calculated using the bond equivalent yield on U.S. Treasury notes or bills having a term nearest in length to that of the remaining period from the date preceding the Notice Date to the Maturity Date; provided, however, that if the period from the Redemption Date to the third anniversary of the issuance of the Securities is less than one year, the weekly average yield on actually-traded U.S. Treasury notes or bills adjusted to a constant maturity of one year shall be used.  The Make-Whole Payment shall be paid by the Company on all Securities called for Provisional Redemption, including, without limitation, any Securities (or any portion thereof) that have been converted into shares of Common Stock on or after the Notice Date and before such Redemption Date. In no event shall the Make-Whole Payment with respect to a Security that is called for Provisional Redemption be reduced by any amount of accrued and unpaid interest; provided, however, that in the event such Redemption Date is an interest payment date, then the Make-Whole Payment shall be reduced by any accrued and unpaid interest to, and including, the Redemption Date, which accrued and unpaid interest shall instead be paid by the Company on the Redemption Date to the Holder of record of such Security at the close of business on the record date for such interest payment.

“Aggregate Redemption Payment Amount” means the sum of the Redemption Price and the Make-Whole Payment.

Subject to the terms and conditions of the Indenture, the Make-Whole Payment may be paid for, in whole or in part, at the election of the Company, in cash or shares of Common Stock or in any combination of cash and shares of Common Stock; provided, however, that (a) no portion of the Make-Whole Payment shall be paid in shares of Common Stock unless the conditions set forth in SECTION 3.1(c)(ix) of the Indenture are satisfied; (b) the Redemption Price shall be exclusively paid in cash; and (c) the Company will not issue fractional shares of Common Stock in payment of the Make-Whole Payment and shall instead round up to the nearest whole number of shares of Common Stock.  Subject to the provisions of the Indenture, shares of Common Stock issued as payment for any portion of the Make-Whole Payment shall be valued at 90% of the Volume Weighted Average Price for the 20 consecutive Trading Days ending on and including the Trading Day immediately preceding the Redemption Date, which average shall be appropriately adjusted in the good faith determination of the Board of Directors (whose determination shall be described in a Board Resolution) to account for the occurrence, during such 20 Trading Day period, of a stock split, stock dividend or a subdivision or combination of the Company’s Common Stock or a similar event; provided, however, that fractional shares of Common Stock shall be rounded up to the nearest whole number as provided in SECTION 3.1(c)(iii)(C) of the Indenture.

Upon surrender to the Paying Agent of a Security subject to Redemption, such Security shall be paid, to the Holder surrendering such Security, at the Aggregate Redemption Payment Amount; provided, that, in no event shall a Holder that has converted, in accordance herewith, such Holder’s Security into shares of Common Stock, which Security has been called for Provisional Redemption, be required to surrender any such shares of Common Stock in order to be entitled to receive the Make-Whole Payment with respect to such Security.  If the Redemption Date is an interest payment date, the Company shall pay, on such Redemption Date, the accrued and unpaid interest, if any, to, but excluding, the Redemption Date to the Holder of record of such Security at the close of business on the record date for such interest payment, and such accrued and unpaid interest shall not be paid to the Holder submitting such Security for Redemption (unless such Holder was the Holder of record of such Security at the close of business on the record date for such interest payment).

7.                                      Notice Of Redemption.

Notice of Redemption will be mailed, by first-class mail, at least 30 days but not more than 60 days before the Redemption Date, to each Holder of Securities to be redeemed at its address appearing in the security register. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000 principal amount.

8.                                      Repurchase at Option Of Holder.

Subject to the terms and conditions of the Indenture, in the event of a Change in Control or Termination of Trading (each, a “Repurchase Triggering Event”), each Holder of the Securities shall have the right, at the Holder’s option, to require the Company to repurchase such Holder’s Securities including any portion thereof which is $1,000 in principal amount or any integral multiple thereof on a date selected by the Company (the “Repurchase Date”), which date shall be at least 20 Trading Days following the date of the Right of Repurchase Notice, but no later than 45 days after the occurrence of the Repurchase Triggering Event, at a price payable in cash equal to 105% of the principal amount of such Security, plus accrued and unpaid interest (including any Additional Interest) to, but excluding the Repurchase Date (such amount, the “Repurchase Price”).

Within 15 days after the Company knows or reasonably should know of the occurrence of a Repurchase Triggering Event, the Company must mail, or cause to be mailed, notice of the occurrence of such Repurchase Triggering Event to each Holder (the “Right of Repurchase Notice”).  Such notice shall include, among other things, a description of the procedure which a Holder must follow to exercise the Repurchase Right.

A “Change in Control” shall be deemed to have occurred at such time as:

(a)           after the Issue Date, any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of all classes of the Company’s Capital Stock entitled to vote generally in the election of directors; or

(b)           unless approved by the Requisite Holders, any change in the size or composition of the Company’s Board of Directors, the effect of which is that fewer than a majority of the members of the Company’s Board of Directors following the change are Continuing Directors; or

(c)           the Company consolidates with, or merges with or into, another person or any person consolidates with, or merges with or into, the Company, in any such event other than pursuant to a transaction where the persons that “beneficially owned,” directly or indirectly, the shares of the Company’s Voting Stock immediately prior to such transaction, “beneficially own,” directly or indirectly, immediately after such transaction, shares of the continuing, surviving or acquiring corporation’s Voting Stock representing at least a majority of the total voting power of all outstanding classes of the Voting Stock of the continuing, surviving or acquiring corporation and such persons “beneficially own” such shares in substantially the same proportion as such ownership immediately prior to the transaction; or

(d)           the sale, transfer, lease, exchange, conveyance or other disposition of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act;

; provided, that, a merger or consolidation shall not be deemed to constitute a Change in Control, if (i) at least 90% of the consideration (excluding cash payments for fractional shares or pursuant to statutory appraisal rights) in the merger or consolidation consists of Capital Stock traded or quoted on a Trading Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control), (ii) as a result of such transaction, the obligations of the Company under the Securities and the Indenture are expressly assumed by the Person issuing such consideration, and (iii) any Securities surrendered for conversion would become convertible into such publicly traded Capital Stock.

9.             Conversion.

The Securities shall be convertible into shares of Common Stock at any time prior to the close of business on the Trading Day immediately preceding the Maturity Date, in accordance with the terms of the Indenture and as set forth below.  A Security, or portion of a Security, which has been called for Redemption pursuant to PARAGRAPH 6 may be surrendered in integral multiples of $1,000 principal amount for conversion into shares of Common Stock; provided, however, that such Security or portion thereof may be surrendered for conversion pursuant to this paragraph only until the close of business on the second Business Day immediately preceding the Redemption Date, unless the Company fails to pay the Aggregate Redemption Payment Amount.  A Security, or portion of a Security, which is subject to a Repurchase at Holder’s Option may be surrendered for conversion into shares of Common Stock only after withdrawal of the related Purchase Notice (or portion thereof).

The principal amount of a Security (or portion of a Security) shall be convertible into such number of shares of Common Stock as shall be determined by dividing such principal amount by the Conversion Price as in effect on the Conversion Date.  The initial Conversion Price is $2.25(1) per share, subject to adjustment in the event of certain circumstances as specified in the Indenture.  The Company will not issue fractional shares of Common Stock upon conversion of Securities and will  round up the nearest whole number of shares of Common Stock.

To convert a Security, a Holder must (a) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security; (b) surrender the Security to a Conversion Agent; (c) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent; and (d) pay any tax or duty if required pursuant to the Indenture. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or an integral multiple of $1,000 principal amount.

Any shares of Common Stock issued upon conversion of a Security shall bear the Private Placement Legend (substantially in the form set forth above) until such shares are sold pursuant to an effective registration statement or until after the second anniversary of the later of the Issue Date and the last date on which the Company

(1)    10% premium to Closing Sale Price of the Common Stock on the date immediately preceding closing.

or any Affiliate was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws, as set forth in an Opinion of Counsel, unless otherwise agreed by the Company and the Holder thereof).

Notwithstanding anything to the contrary contained herein, at any time that any of the Company’s equity securities are registered under Section 12 of the Exchange Act, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of a Security (or otherwise in respect of a Security) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the “5% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion or other issuance).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall, instead of issuing shares of Common Stock in excess of the 5% Maximum Percentage, suspend its obligation to issue shares in excess of the foregoing limitation until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  Additionally, by written notice to the Company and the Trustee, a Holder may waive the provisions of the preceding two sentences or increase or decrease the 5% Maximum Percentage to any other percentage specified in such notice; provided, that (i) any such waiver or increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and the Trustee, and (ii) any such waiver or increase or decrease will apply only to such Holder and not to any other Holder of Securities.

Notwithstanding anything to the contrary contained herein and regardless of whether the restrictions contained in the paragraph above are waived as provided therein, the number of shares of Common Stock that may be acquired by a Holder upon any exercise of a Security (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the “10% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall, instead of issuing shares of Common Stock in excess of the 10% Maximum Percentage, suspend its obligation to issue shares in excess of the foregoing limitation, until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.

If a Holder converts his, her or its Securities in connection with a Change in Control (meaning, subsequent to the date of a Right of Repurchase Notice but prior to or on the Repurchase Date), such Holder may be entitled to receive, in addition to the shares of Common Stock determined pursuant to the second paragraph of this PARAGRAPH 9, additional shares of Common Stock in accordance with SECTION 3.8 of the Indenture.

10.          Subordination.

The payment of principal plus accrued and unpaid interest on the Security will be subordinate in right of payment, as set forth in the Indenture, to the prior payment in full of all Designated Secured Indebtedness.

11.          Denominations, Transfer, Exchange.

The Securities are in registered form, without coupons, in denominations of $1,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company, the Trustee and the Registrar shall not be required to register the transfer of or exchange any Security (a) during a period beginning at the opening of business five Business Days before the mailing of a notice of redemption of the Securities selected for Redemption under SECTION 3.4 of the Indenture and ending at the close of business on the day of such mailing, or (b) that has been selected for Redemption or for which a Purchase Notice has been delivered, and not withdrawn, in accordance with the Indenture, except the unredeemed or unrepurchased portion of Securities being redeemed or repurchased in part.

12.          Persons Deemed Owners.

The registered Holder of a Security may be treated as the owner of such Security for all purposes.

13.          Merger or Consolidation.

The Company shall not consolidate with, or merge with or into, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of the property or assets of the Company (including, without limitation, Capital Stock of the Subsidiaries) to, another person, whether in a single transaction or series of related transactions, unless (a) such other person is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; (b) such person assumes by supplemental indenture all the obligations of the Company under the Securities and the Indenture; (c) the Capital Stock of such person is listed or quoted for trading on a Trading Market; and (iv) immediately after giving effect to the transaction, no Default or Event of Default shall exist.

14.          Amendments, Supplements and Waivers.

Subject to certain exceptions and to the provisions of the Indenture, the Indenture and the Securities may be amended or supplemented with the consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Securities (the “Requisite Holders”), and certain existing Defaults or Events of Default may be waived with the consent of the Requisite Holders. In accordance with the terms of the Indenture, the Company and the Guarantors, with the consent of the Trustee, may modify, amend or supplement the Indenture or the Securities without notice to or the consent of any Holder: (a) to evidence the assumption of the Company’s or any of the Guarantor’s obligations by a successor; (b) to evidence the acceptance of appointment by a successor trustee; (c) to make any changes or modifications to the Indenture necessary to cure any ambiguity or correct any error in the Indenture, so long as such action will not adversely affect the interests of the Holders; (d) to qualify, comply with the provisions of, and to maintain the qualification of the Indenture under the TIA; (e) to secure the obligations of the Company in respect of the Securities; (f) to establish the forms or terms of the Securities; (g) to add to the covenants of the Company or any of the Guarantors described in the Indenture for the benefit of Holders or to surrender any right or power herein conferred upon the Company or any of the Guarantors; (h) to reflect the addition or release of a Guarantor pursuant to the Indenture; or (i) to make other changes to the Indenture or forms or terms of the Securities; provided no such change, individually or in the aggregate, with all other such changes has or will have a material adverse effect on the interests of the Holders.  In accordance with the terms of the Indenture, certain amendments, supplements and waivers cannot be made without the consent of each Holder of each outstanding Security affected.

15.          Defaults and Remedies.

Subject to the provisions of the Indenture, an “Event Of Default” occurs if: (a) the Company fails to pay the principal of any Security when the same becomes due and payable, whether at maturity, upon Redemption, on a Repurchase Date with respect to a Repurchase at Holder’s Option or otherwise; (b) the Company fails to pay Interest (including, without limitation, any Additional Interest) on any Security when due, if such failure continues for five Business Days after the date when due; (c) the Company fails to timely provide a Right of Repurchase Notice, as required by the provisions of the Indenture; (d) the Company defaults in the performance of its obligations under the Registration Rights Agreement and such default continues for 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Requisite Holders; provided, that, the Company’s failure to register for resale all of the Registrable Securities within 180 days following the Issue Date shall, by itself, not be deemed a default for purposes of SECTION 6.1(d) of the Indenture if (i) such failure is by reason of a 415 Reduction, and (ii) the Company is in compliance with SECTION 7 of the Registration Rights Agreement; (e) the Company defaults in its obligation to (a) repurchase any Security on a Repurchase Date with respect to a Repurchase at Holder’s Option or otherwise, or (b) convert the Securities pursuant to SECTION 10.1 of the

Indenture and such default continues for a period of 10 days; (f) the Company defaults in its obligation to redeem any Security after exercise of its option to redeem; (g) the Company fails to perform or observe any of the covenants in SECTIONS 4.1, 4.5, 4.7, 4.8, 4.11, 4.12 or 4.13 of the Indenture; (h) the Company fails to perform or observe any of the covenants in SECTIONS 4.2, 4.3, 4.4, 4.6, 4.9, 4.10, 4.14 or 4.15 of the Indenture for 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by one or more Holders of at least 25% in principal amount of the then outstanding Securities; (i) the Company or any of its Subsidiaries defaults in the payment when due and payable, after the expiration of any applicable grace period, of principal of, or premium, if any, or interest on, Indebtedness, in the aggregate principal amount then outstanding of $10,000,000 or more, or the acceleration of Indebtedness of the Company or any of its Subsidiaries in such aggregate principal amount or more so that it becomes due and payable prior to the date on which it would otherwise become due and payable and such default is not cured or waived, or such acceleration is not rescinded, within 30 days after notice to the Company by the Trustee or to the Company and the Trustee by the Requisite Holders, each in accordance with the Indenture; (j) the Company or any of its Subsidiaries fails to pay final judgments rendered against it or them, the uninsured portion of which aggregates in excess of $10,000,000, and such judgments are not paid, discharged or stayed, or an appeal has not been filed, within 30 days; or (k) certain events of bankruptcy, insolvency or reorganization involving the Company.

If an Event of Default (including an Event of Default specified in SECTION 6.1(i) of the Indenture, but excluding an Event of Default specified in SECTION 6.1(k) of the Indenture) occurs and is continuing, the Trustee by notice to the Company or one or more Holders of at least 25% in principal amount of the then outstanding Securities, by notice to the Company and the Trustee, may declare the Securities to be immediately due and payable in full. Upon such declaration, the principal of, premium, if any, and any accrued and unpaid interest on, all Securities shall be due and payable immediately. If an Event of Default specified in SECTION 6.1(k) of the Indenture occurs, the principal of, premium, if any, and accrued and unpaid interest on, all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Requisite Holders by written notice to the Trustee may rescind or annul an acceleration and its consequences if (a) the rescission would not conflict with any order or decree, (b) all existing Events of Default, except the nonpayment of principal or interest that has become due solely because of the acceleration, have been cured or waived by the Requisite Holders, and (c) all amounts due to the Trustee under SECTION 7.7 of the Indenture have been paid.

The Requisite Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture, is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity reasonably satisfactory to it; provided, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

If a Default or Event of Default occurs and is continuing, the Trustee shall mail to each Holder a notice of the Default or Event of Default within 90 days after such Event of Default becomes known to the Trustee. Except in the case of a Default in payment on any Security (including the failure to make a mandatory repurchase thereof pursuant hereto), the Trustee may withhold the notice if, and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

16.          Registration Rights.

The Holders are entitled to registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive Additional Interest in certain circumstances, all as set forth in the Registration Rights Agreement.

17.          Trustee Dealings With The Company and the Guarantors.

The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder or any other agent of the Company and the Guarantors, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for, the Company, the Guarantors or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantors, or any of their respective Affiliates, as if it were not Trustee or any other agent.

18.          No Recourse Against Others.

No past, present or future director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.          Authentication.

This Security shall not be valid until authenticated by the manual signature of the Trustee.

20.          Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

21.          Governing Law.

THE INDENTURE AND THIS SECURITY WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

*     *     *     *     *

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

CHARYS HOLDING COMPANY, INC.

1117 Perimeter Center West, Suite N-415

Atlanta, Georgia  30338

Attn: Mr. Billy V. Ray, Jr., Chief Executive Officer

Facsimile:  (678) 443-2320

GUARANTEE

Each of the undersigned corporations (collectively, the “Guarantors”), jointly and severally, hereby fully, unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of each such Holder, (i) the due and punctual payment of principal and interest (including Additional Interest), Redemption Price, Repurchase Price, Make-Whole Payment (including interest accruing on or after filing of any petition in bankruptcy or reorganization whether or not a claim for post-filing is allowed in such proceeding), and other amounts, if any, in respect of such Securities when and as the same shall become due and payable, according to the terms of such Security and of the Indenture, (ii) the due and punctual performance of all other obligations, covenants and agreements of the Company in the Securities and the Indenture, all in accordance with the terms of such Security and of the Indenture, and (iii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, at redemption, by acceleration or otherwise, to be paid by such Guarantor or through the other Guarantors as provided below.

In all respects, each Guarantor hereby agrees that its obligations hereunder shall be unconditional and absolute, irrespective of the identity of the Company, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or the Indenture, any failure to enforce the provisions of any such Security or the Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

Each Guarantor hereby waives diligence, presentment, demands of payment, filing of claims with a court in the event of a merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any such Security or the Trustee except by payment in full of the principal thereof, premium, if any, and interest thereon, and all other amounts payable in respect thereof, all as provided in such Security and in the Indenture.  If the Trustee or any Holder is required by any court or otherwise to return to the Company or the Guarantors, or any custodian, receiver, liquidator, trustee or similar official acting in relation to the Company or the Guarantors, any amount paid to the Trustee or such Holder in respect of any Security, this Guarantee, to the extent theretofore discharged by the payment of such amount, shall be reinstated in full force and effect.

The Guarantors further agree, to the fullest extent that they may lawfully do so, that, as between the Guarantors, on the one hand, and such Holder and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in SECTION 6.2 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed thereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in SECTION 6.2 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.  The obligations of each Guarantor hereunder shall be joint and several.

Each Guarantor shall be subrogated to all rights of the Holder of any Security and the Trustee against the Company or any of the other Guarantors pursuant to the provisions of this Guarantee; provided however, that until the payment in full of all obligations and all other amounts payable under this Guarantee, the Guarantors hereby irrevocably waive any claim or other rights which they may now or hereafter acquire against performance or enforcement of the Guarantors’ obligations under this Guarantee, including without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of such Holder and the Trustee on behalf of such Holder against the Company or any collateral which such Holder, or the Trustee on behalf of such Holder, hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantors in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to the Guarantors for the benefit of, and held in trust for the benefit of, such Holder and the Trustee on behalf of such Holder, and shall forthwith be paid to the Trustee for the benefit of such Holder to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of the Indenture.  The Guarantors acknowledge that the waiver set forth herein is knowingly made.

All capitalized terms used without definition in this Guarantee shall have the respective meanings assigned thereto in the Indenture.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.  Any capitalized terms not defined in this Guarantee shall have the meanings ascribed to such terms in the Security upon which this Guarantee is endorsed or in the Indenture referred to in said Security, as applicable.

CROCHET & BOREL SERVICES, INC.		COTTON HOLDINGS 1, INC.

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

C&B HOLDINGS, INC.		AYIN HOLDING COMPANY INC.

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

COMPLETE TOWER SOURCES INC.		MITCHELL SITE ACQUISITION, INC.

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

LFC, INC.		VIASYS NETWORK SERVICES, INC.

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

VIASYS SERVICES, INC.		AYIN TOWER MANAGEMENT SERVICES, INC.

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

COTTON COMMERCIAL USA, L.P.		COTTON RESTORATION OF CENTRAL TEXAS, LP
By: Cotton USA GP, LLC, its General Partner		By: CCI-GP, LLC, its General Partner

By:	/s/ Billy V. Ray, Jr.	By:	/s/ Billy V. Ray, Jr.
	Name: Billy V. Ray, Jr.		Name: Billy V. Ray, Jr.
	Title: Chairman		Title: Chairman

[FORM OF ASSIGNMENT]

The undersigned assigns to:

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER

(please print or type name and address)

the within Security and all rights thereunder, and
hereby irrevocably constitutes and appoints	Attorney to
transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:

NOTICE: The signature on this assignment
must correspond with the name as it appears
upon the face of the within Security in every
particular without alteration or enlargement
or any change whatsoever and be guaranteed
by a guarantor institution participating in the
Securities Transfer Agents Medallion
Program or in such other guarantee program
acceptable to the Trustee.

Signature Guarantee:

In connection with any transfer of this Security occurring prior to the date which is the earlier of (a) the date of the declaration by the Securities and Exchange Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer), and (b) the Resale Restriction Termination Date, the undersigned confirms that it is making, and it has not utilized any general solicitation or general advertising in connection with, the transfer:

[Check One]

(1)  ☐   to the Company or any Subsidiary thereof; or

(2)  ☐   pursuant to, and in compliance with, the exemption from registration provided by Rule 144A under the Securities Act; or

(3)  ☐   pursuant to, and in compliance with, the exemption from registration provided by Rule 144 under the Securities Act; or

(4)  ☐   pursuant to, and in compliance with, an exemption from registration under the Securities Act other than Rule 144A or Rule 144; or

(5)  ☐   pursuant to an effective registration statement under the Securities Act,

and, unless the box below is checked, the undersigned confirms that this Security is not being transferred to an Affiliate of the Company:

☐  The transferee is an Affiliate of the Company. (If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for at least two years following the date of the transfer.)

Unless one of the items (1) through (5) is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3) or (4) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications and other information as the Trustee or the Company deem necessary or appropriate in order to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If item (2) is checked, the purchaser must complete the certification below.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture shall have been satisfied.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Security)

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A and acknowledges that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box: ☐

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert other person’s social security or tax I.D. number)

(Print or type other person’s name, address and zip code)

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:

(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

PURCHASE NOTICE

Certificate No. of Security:

If you want to elect to have this Security purchased by the Company pursuant to SECTION 3.8 of the Indenture, check the box: ☐

If you want to elect to have only part of this Security purchased by the Company pursuant to SECTION 3.8 of the Indenture, state the principal amount to be so purchased by the Company:

$
(in an integral multiple of $1,000)

Date:

Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Security)

Signature(s) guaranteed by:

(All signatures must be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)